EXHIBIT 10.1

VIRTUAL PIGGY, INC.

_______________________________________

Securities Purchase Agreement

_____________________________________________

March 27, 2013

CONFIDENTIAL INFORMATION

THE OFFEREE, BY ACCEPTING THE SECURITIES PURCHASE AGREEMENT, AND ANY OTHER DOCUMENTS RELATING TO THIS PRIVATE PLACEMENT, ACKNOWLEDGES AND AGREES THAT: (I) THE FORGOING DOCUMENTS HAVE BEEN FURNISHED TO THE OFFEREE ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF ENABLING THE OFFEREE TO EVALUATE THE OFFERING; (II) THAT THE OFFEREE MAY NOT FURTHER DISTRIBUTE THE FORGOING DOCUMENTS WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, EXCEPT TO THE OFFEREE'S LEGAL, FINANCIAL OR OTHER PERSONAL ADVISORS, IF ANY, WHO WILL USE THE FORGOING DOCUMENTS ON THE OFFEREE'S BEHALF SOLELY FOR PURPOSES OF EVALUATING THE OFFERING; (III) ANY REPRODUCTION OR DISTRIBUTION OF THE FORGOING DOCUMENTS, IN WHOLE OR IN PART, OR THE DIRECT OR INDIRECT DISCLOSURE OF THE CONTENTS OF THE FORGOING DOCUMENTS FOR ANY OTHER PURPOSE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED; AND (IV) THE OFFEREE SHALL BE BOUND BY ALL TERMS AND CONDITIONS SPECIFIED IN THE FORGOING DOCUMENTS.

NOTICE TO OFFEREES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS SECURITIES PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OTHER DOCUMENT RELATED TO THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY INVESTMENT IN THE SECURITIES OFFERED HEREBY SPECULATIVE, INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY SOPHISTICATED INVESTORS WHO ARE PREPARED TO BEAR THE ECONOMIC RISK OF SUCH INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF INVESTMENT.  INVESTORS SHOULD CAREFULLY REVIEW THE SECURITIES PURCHASE AGREEMENT AND THE EXHIBITS HERETO, IN ADDITION TO THEIR OWN INVESTIGATION AND DUE DILIGENCE OF THE COMPANY AND THE TERMS OF THIS OFFERING.

YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS SECURITIES PURCHASE AGREEMENT, INCLUDING THE EXHIBITS ATTACHED HERETO, IS ACCURATE AS OF THE DATE ON THE FRONT OF THIS SECURITIES PURCHASE AGREEMENT, REGARDLESS OF THE TIME OF DELIVERY OF THIS SECURITIES PURCHASE AGREEMENT OR OF ANY SALE OF SECURITIES HEREUNDER.  NEITHER THE DELIVERY OF THIS SECURITIES PURCHASE AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

THIS SECURITIES PURCHASE AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY. EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES. CERTAIN PROVISIONS OF VARIOUS AGREEMENTS AND DOCUMENTS ARE SUMMARIZED IN THIS SECURITIES PURCHASE AGREEMENT, PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THE SUMMARIES ARE COMPLETE AND SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF SUCH AGREEMENTS AND DOCUMENTS.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FORWARD LOOKING STATEMENTS

All statements contained or incorporated by reference herein other than statements of historical facts are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. We have attempted to identify any forward- looking statements by using words such as "anticipates," "believes," "could," "expects," "intends," "may," "should" and other similar expressions. These statements are based upon our current expectations and speak only as of the date hereof or the applicable date of such incorporated document. Although we believe that the expectations reflected in our forward- looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial position to differ materially and adversely from those expressed in such forward- looking statements. Such factors include, but are not limited to, our ability to raise additional capital, the absence of any operating history or revenue, our ability to attract and retain qualified personnel, our dependence on third party developers who we can not control, our ability to develop and introduce a new service to the market in a timely manner, market acceptance of our services, our limited experience in a relatively new industry, the ability to successfully develop licensing programs and generate business, rapid technological change in relevant markets, unexpected network interruptions or security breaches, changes in demand for current and future intellectual property rights, legislative, regulatory and competitive developments addressing licensing and enforcement of patents and/or intellectual property, intense competition with larger companies, general economic conditions, and other factors disclosed in our annual report on Form 10-K for the year ended December 31, 2012 and other filings with the SEC. We undertake no obligation to revise or update any forward-looking statements for any reason.

ADDITIONAL INFORMATION

Virtual Piggy, Inc. (the "Company") files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended. Reports, statements or other information that we file with the SEC are available to the public at the SEC's Website at http://www.sec.gov. The following documents that we have previously filed with the SEC are incorporated by reference into this Agreement:

•	Annual Report on SEC Form 10-K for the year ended December 31, 2012;

•	Current Report on SEC Form 8-K dated March 8, 2013; and

•	Any Quarterly Report on SEC Form 10-Q or Current Report on SEC Form 8-K filed with the SEC after March 20, 2013 and before the date this Agreement is executed.

The information incorporated by reference into this agreement is an important part of this Agreement. Any statement contained in a document incorporated by reference into this Agreement shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other subsequently filed document modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Agreement.

The Company will provide to each person to whom this Agreement is sent, upon the written or oral request of such person, a copy of any or all of the documents referred to above that have been incorporated by reference into this agreement but not delivered with this agreement. You may make such requests at no cost to you by writing or telephoning us at the following address or number:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Attention: Chief Financial Officer
(310) 853-1949

You should rely only on the information contained in this Agreement or incorporated by reference into this Agreement. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Agreement is accurate as of any date other than the date on the cover of this Agreement or that the information incorporated by reference into this Agreement is accurate as of any date other than the date set forth on the front of the document containing such information.

CONFIDENTIAL

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated on and as of the latest date set forth on the signature page hereto, by and between Virtual Piggy, Inc., a Delaware corporation (the "Company"), and the purchasers listed on the Schedule of Purchasers attached hereto (each a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S:

WHEREAS, the Company desires to sell to the Purchasers (the “Offering”), and the Purchasers desire to purchase from the Company, upon the terms and conditions stated in this Agreement, up to 1,333,333 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $0.75 per Share, upon the terms and conditions set forth in this Agreement.  The Company and Aegis Capital (the “Placement Agent”) may agree to issue up to an additional 666,666 Shares ($500,000) to cover over-allotments, if any (the “Over-Allotment”);

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          Sale and Purchase of Securities.

(a)           Purchase and Sale. Subject to the terms and conditions hereof, the Company agrees to sell, and Purchasers severally and not jointly irrevocably subscribe for and agree to purchase, the number of Shares set forth opposite each Purchaser’s name on the signature page of this Agreement at a purchase price $0.75 per Share. The aggregate purchase price for the Shares purchased by each Purchaser shall be as set forth on the signature page hereto (the "Aggregate Purchase Price") and shall be payable upon execution hereof by check or wire transfer of immediately available funds as set forth below.

(b)           Subscription Procedure. In order to purchase Shares, Purchaser shall deliver to the Company at 1221 Hermosa Avenue, Suite 210, Hermosa Beach, CA 90254: Chief Financial Officer: (i) one completed and duly executed copy of this Agreement; (ii) a completed Purchaser Questionnaire, in the form attached hereto as Annex A, and (iii) immediately available funds, or a certified check or bank check, in an amount equal to the Aggregate Purchase Price. Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Shares set forth on the signature page hereto. Payment for the Shares may be made by wire transfer to:

CitiBank, N.A.
207 South Street
Philadelphia, Pennsylvania 19147
Phone: 215-238-4486

SWIFT Code:
Routing/ABA Number:
Beneficiary	Virtual Piggy, Inc.
Account Number:

or by check made payable to: "Virtual Piggy, Inc." Receipt by the Company of funds wired, or deposit and collection by the Company of the check tendered herewith, will not constitute acceptance of this Agreement by the Company. The Shares subscribed for will not be deemed to be issued to, or owned by, any Purchaser until the Company has executed this Agreement. All funds tendered by Purchasers will be held by the Company pending acceptance or rejection of this Agreement by the Company and the closing of such Purchaser's purchase of Shares. This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable. If a Purchaser’s subscription is accepted only in part, such Purchaser agrees to purchase such smaller number of Shares as the Company determines to sell to Purchaser. If a Purchaser’s entire subscription is rejected for any reason, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

(c)           Closing. Upon the Company's execution of this Agreement, the subscriptions evidenced hereby will, in reliance upon Purchasers’ representations and warranties contained herein, be accepted by the Company. All subscriptions must be submitted, and will be either accepted or rejected by the Company in whole or in part, not later than March 29, 2013. Upon acceptance of this Agreement by the Company, the Company will promptly issue the certificates for the Shares. The gross proceeds of the offering by the Company pursuant to this Agreement and similar agreements executed pursuant to the offering on the terms hereof shall not exceed $1,000,000 (subject to a $500,000 over-allotment at the Company's discretion). Such offering shall be deemed terminated for all purposes hereof on March 29, 2013 and the Company shall thereupon have sole discretion to pursue other offerings on such terms or any other terms at any time thereafter. Notwithstanding the foregoing, the termination date of this offering and related date of submission, acceptance or rejection of subscriptions may be extended to a date not later than April 15, 2013, upon notice to, but without consent of, the Purchaser.

(d)            Use of Proceeds. The Company intends to use the net proceeds for general working capital purposes.

2.             Representations and Warranties of Purchasers.  Each of the Purchasers, severally and not jointly, hereby represents and warrants that:

(a)           Organization and Qualification.

(i)           If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

(ii)           If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of his or her principal residence is as set forth on the signature page hereto.

(b)           Authority; Validity and Effect of Agreement.

(i)           If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement and represents that such entity was not formed for the specific purpose of acquiring the Shares. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder, and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

(ii)           If this Agreement is being executed in a representative or fiduciary capacity, such signatory represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.

(iii)           This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming each has been duly and validly executed and delivered by the Company, each constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

(c)           No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations, hereunder will: (i) if Purchaser is an entity, conflict with Purchaser's articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)           Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Shares, and, if it was, all of Purchaser's equity owners are "accredited investors" as defined above.

(e)            No Government Review. Purchaser understands that neither the SEC nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Shares or passed upon or endorsed the merits of this Agreement, the Shares, or any of the other documents relating to the transactions contemplated hereby, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Shares or such other documents.

(f)            Investment Intent. The Shares are being acquired for the Purchaser's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Shares.

(g)           Restrictions on Transfer. Purchaser understands that the Shares are "restricted securities" as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company. Purchaser acknowledges that it is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth. In the event that the Purchaser desires to transfer the Shares in reliance on the provisions of Rule 144 or other exemption from the registration requirements of the Securities Act and the registration or qualification requirements of any state securities laws, the Purchaser shall furnish the Company with a certificate containing factual representations in substantially the form attached as Annex B hereto or as otherwise applicable and such other additional representations that may be reasonably requested by the Company. Upon receipt of such certificate, and assuming that all other conditions imposed by law or regulation to reliance on such exemption have been satisfied (for example, the Company being current in its filings with the SEC), the Company shall cause its counsel to deliver a legal opinion stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act.

(h)     Investment Experience.  Purchaser is an investor in high risk securities of companies in the development stage and acknowledges that it is able to fend for itself, and has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Shares, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.  In making its decision to acquire the Shares, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained herein.  Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(i)       Access to Information. Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2012, the Current Report on SEC Form 8-K filed March 8, 2013 and any Quarterly Report on SEC Form 10-Q or Current Report on SEC Form 8-K filed with the SEC after March 20, 2013 and before the date this Agreement is executed (as such documents have been amended since the date of their filing, collectively, the "Company SEC Documents"), that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Shares; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment. Purchaser understands any statement contained in the Company SEC Documents shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchaser to rely thereon.

(j)            Reliance on Representations. Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares. Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares. Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

(k)            No General Solicitation. Purchaser is unaware of, and in deciding to participate in the transactions contemplated hereby is in no way relying upon, and did not become aware of this private placement through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the transactions contemplated hereby.

(l)            Placement and Finder's Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated hereby, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser. Purchaser acknowledges that in connection with the Offering, the Company will pay the Placement Agent (i) a cash fee by the Company equal to eight percent (8%) of the gross proceeds raised from the sale of Shares in the Offering and (ii) $10,000 of the Placement Agent’s expenses in connection with the Offering, including but not limited to its counsel fees.

(m)           High Risk and Speculative Investment. Purchaser understands that purchasing Shares in the private placement will subject Purchaser to certain risks, including, but not limited to, those set forth in the Company SEC Documents, the Risk Factors set forth on Annex C attached hereto, as well as each of the following:

(i)             The offering price of the Shares offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company's assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value and, therefore, there can be no assurance that the offering price of the Shares is representative of the actual value of the Shares.

(ii)           In order to capitalize the Company, execute its business plan, and for other corporate purposes, the Company has issued, and expects to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities have been and may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Shares. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company's existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Company's operating flexibility.

(iii)           An investment in the Shares may involve certain material legal, accounting and federal and state tax consequences. Purchaser should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

(iv)   An investment in the Company is high risk and highly speculative because it is subject to many risks in its operations and financial condition, including but not limited to the incurrence of substantial losses from inception to date. In this connection, Purchaser acknowledges that there is a risk of losing its entire investment and that such loss would not have a substantial adverse impact upon Purchaser’s financial condition.

(n)           Legends. The certificates and agreements evidencing the Shares shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

(o)           Purchaser is directed to review the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") website at www.treas.gov/ofac. before making the following representations. Purchaser represents that no part of the Aggregate Purchase Price set forth on the signature page hereto was directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transaction with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found at the OFAC website. In addition, the programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. Purchaser hereby represents that none of the following is named on the OFAC list, nor is a person or entity prohibited under the OFAC programs: (i) the Purchaser, (ii) any person controlling or controlled by the Purchaser, (iii) if the undersigned is an entity, any person having a beneficial interest in the Purchaser, or (iv) any person for whom the undersigned is acting as agent or nominee in connection with this investment. The Purchaser understands and acknowledges that, by law, the Company may be required to disclose the identity of the Purchaser to OFAC.

(p)           The Purchaser acknowledges that due to anti-money laundering regulations within their respective jurisdictions, the Company and/or any person acting on behalf of the Company may require further documentation verifying the Purchaser's identity and the source of funds used to purchase Shares before this Agreement can be accepted. The Purchaser further agrees to provide the Company at any time with such information as the Company determines to be necessary and appropriate to verify compliance with the anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of the Purchaser from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, and to update such information as necessary.

(q)           Short Sales and Confidentiality Prior to the Date Hereof. Other than the transaction contemplated hereunder, Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Purchaser, executed any disposition, including Short Sales (as such term is defined in Rule 200 of Regulation SHO under the Exchange Act), in the securities of the Company during the period commencing from the time that Purchaser first received a term sheet (written or oral) from the Company or any other person setting forth the material terms of the transactions contemplated hereunder or this Agreement until the date hereof ("Discussion Time"). Notwithstanding the foregoing, in the case of a Purchaser that is a multi- managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(r)           For ERISA plans only.  The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates

3.          Representations and Warranties of the Company. The Company represents and warrants to Purchaser as follows:

(a)           Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and to the best of the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.  The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect on the Company.

(b)            Authority; Validity and Effect of Agreement.

(i)            The Company has the requisite corporate power and authority to execute and deliver this Agreement, perform its obligations hereunder, and conduct the transactions contemplated hereby. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, the transactions contemplated thereby and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the transactions contemplated thereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by Purchaser, it constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii)           The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non- assessable with no personal liability resulting solely from the ownership of such Shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

(c)             No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will: (i) conflict with the Company's certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)             SEC Reports and Financial Statements. The Company has filed with the SEC, and has heretofore made available to Purchaser, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act or the Securities Act. In addition, the Company has incorporated by reference into this Agreement the Company SEC Documents. As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including any financial statements or schedules included therein: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Each of the financial statements included in the Company SEC Documents have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows of the Company as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

(e)             Issuance of the Securities.  The Shares are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in this Agreement and applicable securities laws..

(f)             Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the Company SEC Documents, except as specifically disclosed in a subsequent Company SEC Document filed prior to the date hereof:  (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, and (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(g)             Compliance.  The Company is not: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(h)             Certain Fees.  Other than the fees payable to the Placement Agent as set forth in Section 2(l) hereof, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(i)             Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any Purchaser or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure contained or incorporated in this Agreement regarding the Company, its business and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof

(j)             No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.  The Company has offered the Shares for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.             Indemnification. Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein.

The Company agrees to indemnify and hold harmless the Purchasers and any of Purchasers’ general partners, employees, officers, directors, members, agents and other representatives from and against all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Purchasers that arise out of or result from a breach of any representations or warranties made by the Company herein, and the Company agrees that in the event of any breach of any representations or warranties made by the Company herein, any Purchaser may, at their option, forthwith rescind the purchase of the Shares from the Company.

5.          Piggyback Registration.

(a)           Until the earlier of (i) the date as of which the Purchaser may sell all of the Registrable Securities owned by Purchaser without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (ii) the date on which the Purchaser shall have sold all of the Registrable Securities owned by Purchaser, (the "Registration Period"), whenever the Company proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Securities (a “Piggyback Registration"), the Company shall give prompt written notice (in any event no later than 10 days prior to the filing of such Registration Statement) to the Purchaser and the other holders of Registrable Securities pursuant to this Agreement or any other Agreement (each, a "Selling Stockholder") of its intention to effect such a registration and, subject to Section 5(b) and Section 5(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 10 days after the Company's notice has been given to each such holder. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion and/or reduce the amount of shares to be included in such registration as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act. For purposes of this Section 5, the term "Registrable Securities" means (x) the Shares and (y) any capital stock of the Company issued or issuable with respect to the Shares including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(b)           If during the Registration Period, a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, all Selling Stockholders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If during the Registration Period, a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Selling Stockholders (if any Selling Stockholders have elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the Registrable Securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock that the Company proposes to sell; (ii) second, the number of shares of Common Stock required to be included as a result of contractual demand or mandatory registration rights, allocated among such holders in such manner as they may agree; (iii) third, the number of shares of Common Stock requested to be included therein by the Selling Stockholders, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iv) fourth, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than holders of Registrable Securities), allocated among such holders in such manner as they may agree.

(c)           If during the Registration Period, a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the Registrable Securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock required to be included as a result of contractual demand or mandatory registration rights, (ii) second, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, allocated among such holders in such manner as they may agree, (iii) third, by the Selling Stockholders, allocated pro rata among the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (iv) fourth, the number of shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(d)           If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e)           Registration Procedures. Whenever it is obligated to register any Registrable Securities pursuant to this Agreement, the Company shall:

(i)            use its reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to the Registrable Securities in the manner set forth in this Section 5 and use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter;

(ii)           furnish to each Selling Stockholder such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(iii)           use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(iv)           in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Selling Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 5(b);

(v)           immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi)           notify each Selling Stockholder of the issuance by the SEC of any stop order of which the Company or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related prospectus, or the initiation or any threats of any proceedings for such purposes;

(vii)         notify each Selling Stockholder of the receipt by the Company of any written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any threats of any proceeding for that purpose;

(viii)        cooperate in the timely removal of any restrictive legends from the shares of Registrable Securities in connection with the resale of such shares covered by an effective Registration Statement;

(ix)           Comply in all material respects with all applicable rules and regulations of the Commission and the principal stock exchange or market on which the Common Stock is then listed or eligible for trading; and

(x)           The Company shall use best efforts to keep effective the Registration Statement contemplated in this Section 5 and shall, from time to time, amend or supplement such Registration Statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Purchasers to complete the offer and sale of the Registrable Securities covered thereby.  Notwithstanding the preceding sentence, Parent shall in no event be required to keep any such registration or qualification in effect for a period in excess of twelve (12) months from the date on which the Purchasers are first free to sell such Registrable Securities pursuant to Rule 144; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

(f)            Expenses.

(i)             For the purposes of this Section 5(f), the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 5, including, without limitation, all registration, qualifying and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and expenses under state securities laws, fees of the Financial Industry Regulatory Authority, and fees and expenses of listing shares of Registrable Securities on any securities exchange or automated quotation system on which the Company's shares are listed. The term "Selling Expenses" shall mean all underwriting discounts, broker and other selling fees and commissions, stock transfer taxes applicable to the sale of the Registrable Securities, and fees and disbursements of counsel for any Selling Stockholder.

(ii)             Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to this Section 5. All Selling Expenses in connection with any Registration Statements filed pursuant to this Section 5 shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Registrable Securities are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree upon.

(g)            Obligations of the Selling Stockholders.

(i)           In connection with each registration hereunder, each Selling Stockholder shall furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Registrable Securities in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company in writing of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

(ii)           In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

(iii)           In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Registrable Securities until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus or upon receipt by the Company of a threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Registrable Securities pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remains unsold, and each Selling Stockholder shall notify the Company in writing of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(h)           Information Blackout and Holdbacks.

(i)            At any time when a Registration Statement effected pursuant to this  Section 5 is effective, upon written notice from the Company to the Selling Stockholder that the Company has determined in good faith that the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information, the Selling Stockholder shall suspend sales of Registrable Securities pursuant to such Registration Statement until such time as the Company notifies the Selling Stockholder that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

(ii)           Notwithstanding any other provision of this Agreement, the Selling Stockholder shall not effect any sale or other transfer, or make any short sale of, any Common Stock or other securities of the Company held by such Selling Stockholder (other than those included in a Registration Statement) during the 180-day period following the effective date of any primary offering undertaken by the Company of shares of its Common Stock, ("Primary Offering"), which may also include other securities, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree. The obligations described in this Section 5(h)(ii) shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

(i)            Indemnification.

(i)            Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser and all of its members, officers and employees (and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act) (collectively, the “Indemnitees”), from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse the Indemnitees for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitees specifically for use in preparation of the Registration Statement; provided, further, however, that the foregoing indemnification shall not inure to the benefit of any Indemnitee who failed to deliver a final Prospectus or an amendment or supplement thereto (provided or made available by the Company to such Indemnitee in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission was cured in such final Prospectus or amendment or supplement thereto.

(ii)           Indemnification by the Purchaser. The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 5(i) be greater in amount than the net proceeds to the Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(iii)           Conduct of Indemnification Proceedings. If any action, claim, suit, investigation or proceeding (a “Proceeding”) shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party shall be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such reasonable fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(iv)           Contribution. If a claim for indemnification under Section 5(i) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(i), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(i) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(i)(iv) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(i), the Purchaser shall not be required to contribute, in the aggregate, any amount which exceeds the net proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.          Confidentiality. Purchaser acknowledges and agrees that:

(a)            Certain of the information contained herein is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

(b)            This Agreement has been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

(c)            Until the time the information contained herein has been adequately disseminated to the public, the existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser's personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser's personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

(d)            Purchaser shall make its representatives aware of the terms of this Section 6 and to be responsible for any breach of this Agreement by such representatives.

(e)            Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the contents or subject matter of this Agreement.

(f)             If Purchaser decides to not pursue further investigation of the Company or to not participate in this private placement, Purchaser will promptly return this Agreement and any accompanying documentation to the Company.

7.             Non-Public Information. Purchaser acknowledges that certain information concerning the matters that are the subject matter of this Agreement constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

8.             Short Sales. Each Purchaser covenants that neither it nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending at the earlier of: (i) the date on which a registration statement covering the resale of the Securities is effective under the Securities Act, or (ii) one (1) year from the date hereof.

9.             Entire Agreement; No Third Party Beneficiaries. This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. Purchaser acknowledges and agrees that, with the exception of the information contained or incorporated in this Agreement, Purchaser did not rely upon any statements or information, whether oral or written, provided by the Company, or any of its officers, directors, employees, agents or representatives, in deciding to enter into this Agreement or purchase the Shares. Except for the Placement Agent, who shall be a third party beneficiary of the representations and warranties of the Company as set forth in Section 3 hereto, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.           Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the Company and the Purchaser.

11.           Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the Company and the Purchaser. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

12.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Except as provided in Section 4, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

13.           Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 18 months from the Closing, except that the representations contained in Sections 2(a), 2(b), 3(a), and 3(b) shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

14.           Headings; Definitions. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

15.           Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

16.           Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Fax (310) 634-1246
Attention: Chief Financial Officer

with a copy to:

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Fax (203) 363-7676
Attention: Michael Grundei

If to Purchaser:

To that address indicated on the signature page hereof.

17.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Delaware shall apply to the internal corporate governance of the Company.

18.           Arbitration. If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in Los Angeles, California. The decision of the arbitrators shall be conclusively binding upon the parties and final and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

19.      Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. This Agreement may also be executed via facsimile or by e-mail delivery of a “.pdf” format data file, either of which shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) this Agreement with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

20.      Independent Nature of Purchasers.  The obligations of each Purchaser under this Agreement or other transaction document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other transaction document.  Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.  The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any other transaction document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Except as otherwise provided in this Agreement or any other transaction document, each Purchaser shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser represents and warrants that it has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledges and understands that Wiggin and Dana LLP has served as counsel to the Company only, and the Purchasers cannot rely upon Wiggin and Dana LLP in any manner with regard to their decision to participate in the transactions contemplated hereby.  Each Purchaser also acknowledges and understands that Littman Krooks LLP has served as counsel to the Placement Agent only and the Purchasers cannot rely upon Littman Krooks LLP in any manner with regard to their decision to participate in the transactions contemplated hereby.

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

PURCHASER

Date: ____________________, 2013	By:

By:

Name(s):

Title:

Address:

Phone:

Social Security
or Tax ID No.:

:	Number of Shares Purchased:

Aggregate Purchase Price: $

Shares @ $0.75 per Share

Delivery Instructions (if different than Address):

Date:____________________, 2013	VIRTUAL PIGGY, INC.

By:

Name:

Title:

SCHEDULE OF INVESTORS

Investor	Shares	Purchase Price

FIRST CLOSING TOTAL

ANNEX A

PURCHASER QUESTIONNAIRE

ANNEX B

CERTIFICATE OF TRANSFEROR OF SECURITIES

In connection with the proposed transfer of shares of Common Stock (the "Shares ") of Virtual Piggy, Inc. (the "Issuer") pursuant to Rule 144 under the Securities Act of 1933, the undersigned ("Seller") hereby represents and warrants as follows:

1.           I am not an affiliate (as that term is defined in the Securities Act and the rules thereunder) of the Issuer and have not been an affiliate of the Issuer during the three (3) months preceding the date of this letter.

2. A period of at least six (6) months [one (1) year] has elapsed since the later of the date the Shares were acquired from the Issuer or an affiliate of the Issuer (calculated in accordance with Rule 144 of the Securities Act).

3. The full purchase price for the Shares has been paid to the Issuer at least six (6) months [one (1) year] prior to the date of this letter.

4. I am not aware of any facts or circumstances indicating that I am or might be deemed an underwriter within the meaning of the Securities Act with respect to such Shares. I am not individually or together with others engaged in making a distribution.

5. I am not transferring the Shares to close out a short position that was created less than one (1) year prior to the date of that certain Securities Purchase Agreement by and between the Issuer and the Seller dated ________, 201_.

ANNEX C

RISK FACTORS

Risks Relating to this Offering

An investment in the Shares is extremely speculative and there can be no assurance of any return on any such investment.

An investment in the Shares is extremely speculative and there is no assurance that Purchasers will obtain any return on their investment. Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

The Shares will be offered on a “reasonable effort, no Minimum” basis.

The Shares are being offered on a “reasonable efforts, no minimum” basis.  In this type of offering where there is no minimum amount necessary to consummate the offering, there is no assurance that the maximum amount of the Offering of $1,000,000 will be sold.  Accordingly, persons purchasing Shares do so without any assurance that sufficient funds can be raised to satisfy the company’s working capital needs and to otherwise allow the Company to effectuate its business plan.  The failure to raise the full amount of the Offering will also increase the need of the Company to obtain additional financing, which may or may not be available at such time on terms satisfactory to us, if at all.

There are significant restrictions on the transferability of the Shares.

The offer and sale of the Shares is being made without registration under state and federal securities laws in reliance upon the “private offering” exemption of Section 4(a)(2) and/or Rule 506 of Regulation D under the Securities Act as well as available exemptions under applicable state securities laws.  The Shares will be “restricted securities” under the Securities Act and cannot be resold or otherwise transferred unless they are registered under the Securities Act and any applicable state securities laws or are transferred in a transaction exempt from such registration.  While the Company has agreed to provide certain “piggyback” registration rights to the Purchasers, there can be no assurance that the Company will be able to have a registration statement covering the Shares filed and declared effective in a timely manner, or at all, or that the Company will be able to maintain the effectiveness of such registration statement for the period agreed upon.  Consequently, each investor’s ability to control the timing of the liquidation of his or her investment in the Company may be restricted.  Purchasers should be prepared to hold their Shares for an indefinite period of time.

The offering price of the Shares has been determined based upon negotiations between the Company and the Placement Agent and may not be indicative of the Company’s actual value or the value of the Common Stock.

The offering price per Share has been determined based upon negotiations between the Company and the Placement Agent and may not be indicative of the Company’s actual value or the value of the Common Stock.  The price of the Shares bears no relationship to the assets, book value, net worth or any other recognized criteria of the Company’s value, other than the value per share of the Company’s Common Stock as quoted on the OTC Markets.  The offering price should not be considered as an indication of the Company’s actual value or the value of the Common Stock.

The price of our Common Stock may fluctuate significantly, and this may make it difficult for you to resell the shares of Common Stock when you want or at prices you find attractive.

The price of our Common Stock as quoted on the OTC Markets constantly changes. We expect that the market price of our Common Stock will continue to fluctuate.  Our stock price may fluctuate as a result of a variety of factors, many of which are beyond our control.  These factors include, among others:

•	Failure to develop and market successful products;

•	actual or anticipated changes in laws and governmental regulations;

•	changes in business practices;

•	developments relating to our efforts to obtain additional financing to fund or expand our operations;

•	announcements by us regarding potential acquisitions or strategic alliances;

•	changes in industry trends or conditions;

•	changes in consumer preferences;

•	our issuance of additional debt or equity securities; and

•	sales of a significant number of our shares of Common Stock or other securities in the market.

In addition, in recent years, the stock market in general has experienced extreme price and volume fluctuations.  This volatility has had a significant effect on the market price of securities issued by many companies for reasons often unrelated to their operating performance.  These broad market fluctuations may adversely affect our stock price, regardless of our operating results.

Our management has broad discretion to determine how to use the proceeds received from this Offering, and may use them in ways that may not enhance our operating results or the price of our Common Stock.

We plan to use the net proceeds of this Offering for our general working capital needs.  Our management will have broad discretion over the use and investment of the net proceeds of this Offering, and accordingly investors in this Offering will need to rely upon the judgment of our management with respect to the use of proceeds.

We have not retained independent professionals for subscribers.

We have not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the subscribers hereunder.  Although we have retained our own counsel and the Placement Agent has retained its own counsel, purchasers of the securities offered hereby should not rely on the firms so retained with respect to the merits of this Offering or any matters herein described.

In the event the Shares are not registered, such securities cannot be sold for at least six months after the Shares are issued.

In the event the Company fails to file a registration statement registering the Shares, the ability to resell such securities will depend upon the availability of an exemption to the requirements of Section 5 of the Securities Act.  The most commonly utilized exemption is Rule 144.  Under Rule 144, the Shares may become eligible for resale 6 months after the Closing in which the applicable security is issued, so long as the Company fulfills its current reporting requirements under the Exchange Act.  After a year, the current information requirement no longer applies.  Any purchasers which are affiliates of the Company may be subject to certain other requirements such as volume limitations.

IN ADDITION TO THE ABOVE RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT.  IN REVIEWING THIS MEMORANDUM, POTENTIAL INVESTORS SHOULD KEEP IN MIND THAT OTHER POSSIBLE RISKS MAY ADVERSELY IMPACT THE COMPANY’S BUSINESS OPERATIONS AND THE VALUE OF THE COMPANY’S SECURITIES.